SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):  March 22, 2005

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-748 (Commission File Number)	52-0408290 (IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland (Address of principal executive offices)	21152 (Zip Code)

Registrant’s telephone number, including area code:  (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 12.  Results of Operations and Financial Condition.

On March 22, 2005, the Registrant issued a press release to report on the results of operations for the first quarter of fiscal year 2005, which ended on February 28, 2005.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Reports First Quarter Results and Reaffirms Fiscal Year Goals,” which includes an unaudited Consolidated Income Statement for the three months ended February 28, 2005 and an unaudited Consolidated Balance Sheet of the Registrant as of February 28, 2005, and an unaudited Consolidated Statement of Cash Flows for the three months ended February 28, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: March 22, 2005	By:	/s/ Robert W. Skelton
Robert W. Skelton
Senior Vice President, General Counsel & Secretary